UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  JULY 27, 2005
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                       PROTOCALL TECHNOLOGIES INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


                  0-51111                                41-2033500
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         (Commission File Number)             (IRS Employer Identification No.)


             47 MALL DRIVE
            COMMACK, NEW YORK                                 11725-5717
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (d) On July 27, 2005, Elton G. Welke was elected to our Board of Directors, effective immediately.

     Mr. Welke serves as Chairman of the Board of Directors of IBEX Media LLC, which sells advertising for broadcast in IBEX (International Business Exchange) motion picture theaters in China, as Chairman of the Board of Directors of Northwave Communications Corp., a closely-held radio broadcasting corporation based in Alaska, and as Vice Chairman of the Board of Directors for IBEX, a company that builds community motion picture theaters in rural China. Mr. Welke also serves on the Board of Directors for Smart Starters LLC, which provides consultancy and other services to technology start-up companies. Mr. Welke is an advisory board member to Pacifica Bank. Mr. Welke founded Elton-Wolf Publishing Company, based in Seattle, in 2000, which he later sold in 2003. Prior to founding Elton-Wolf Publishing, Mr. Welke was the publisher at Microsoft Press, a unit of Microsoft Corporation, from 1992 to 1998. Mr. Welke received an undergraduate degree from the University of California, Berkeley, and has completed post-graduate course work in journalism and marketing at Stanford University and Drake University, respectively.

     Mr. Welke has not engaged in a related party transaction with us during the last two years.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PROTOCALL TECHNOLOGIES INCORPORATED


Date:  August 2, 2005           By:   /s/ Donald J. Hoffmann
                                      ------------------------------------------
                                      Donald J. Hoffmann
                                      Vice President and Chief Operating Officer